UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2021
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on July 27, 2020, Tupperware Brands Corporation (the “Company”) entered into a definitive purchase and sale agreement (as amended, the “Purchase and Sale Agreement”) with O’Connor Management LLC (“O’Connor”), whereby O’Connor agreed to purchase approximately 740 acres of the Company’s property in Orlando, Florida, inclusive of 500 acres of wetlands, comprising all remaining Company-owned land in Orlando. On February 12, 2021, the Company entered into a fifth amendment to the Purchase and Sale Agreement with O’Connor, which amendment, among other things:

•Alters the timing and amount of required deposits required for the closing, as well as the ability to seek refund for those deposits;
•Confirms that O’Connor has completed all required due diligence;
•Revises the closing date to provide that closing will occur 60 days after the payment of the Third Additional Deposit (as defined in the fifth amendment to the Purchase and Sale Agreement);
•Extends the due date for delivery of the survey and any title objections;
•Provides the Company with the right to accept back up contracts from parties other than O’Connor, with O’Connor having the option to match any competing offer that is superior to O’Connor’s original offer in the Purchase and Sale Agreement, as amended;
•Sets out a new timeline for required soil remediation efforts;
•Permits the Company to unilaterally terminate the Purchase and Sale Agreement if the Third Additional Deposit is not paid by March 29, 2021; and
•Requires O’Connor to expeditiously pursue and use commercially reasonable efforts to obtain funding, lending, and/or investment commitments.

The Company can make no assurances that the remaining closing negotiated between the Company and O’Connor pursuant to the fifth amendment to the Purchase and Sale Agreement, will be consummated.

The foregoing summary of the fifth amendment to the Purchase and Sale Agreement is qualified in its entirety by reference to the fifth amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fifth Amendment to Contract for Sale and Purchase of Real Property, dated as of February 12, 2021, by and among the Sellers and O’Connor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	February 12, 2021	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary